Intangible assets, net - Schedule of Estimated Aggregate Amortization Expense (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Finite-Lived Intangible Assets [Line Items]
2018	$ 697
2019	405
2020	338
2021	312
2022 and thereafter	$ 3,759